SinoCoking
SinoCoking Coal and Coke Chemical Industries, Inc. (SCOK)
Management Presentation
February 2010

SinoCoking

CONFIDENTIALITY
 By accepting delivery of this management presentation (the “Presentation”), you acknowledge and agree that all of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the Securities and Exchange Commission (the "SEC") and that this
 Presentation has been furnished to you for the sole purpose of enabling you to consider and evaluate an investment in the Company. You agree that you will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Company, and will not, directly or indirectly, disclose or permit your agents, representatives or affiliates to disclose any of such information without the prior written consent of SinoCoking. You also agree to make your agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this paragraph including your agreement to not disclose such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without the prior written consent of SinoCoking, you agree that you will not, directly or indirectly, make any statements, public announcements, or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the subject matter of this Memorandum. If you decide not to pursue further investigation of SinoCoking or to not participate in the Placement, you agree to promptly return this Presentation and any accompanying documentation (and all copies thereof) to SinoCoking or the placement agent and to continue to keep such information confidential until it is otherwise publicly disclosed.
 United States securities laws provide severe civil and criminal penalties for anyone trading in securities while in possession of material non-public information. Notwithstanding the foregoing confidentiality agreement, the recipient of this Presentation, each shareholder of SinoCoking, and their respective employees, representatives and agents are authorized to disclose the tax treatment and tax structure of the transactions described herein to their respective advisors, without limitation of any kind. You may disclose information contained herein to the extent (but only to the extent) that it relates to the tax treatment or tax structure of the transactions described herein. This authorization is not intended to permit disclosure of any other information included herein or obtained by you in connection to the
 Placement to the extent not related to the tax treatment or the tax structure of such transactions including the identities or financial information of any kind of current, future or potential shareholders of SinoCoking.

SinoCoking
Legal Disclaimer
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
Included in this Presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Presentation that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "should," "believe,"
"intend," "expect," "anticipate," "project," "estimate," "predict," "plan" and similar expressions are also intended to identify forward-looking statements.
 These forward-looking statements include, but are not limited to, statements regarding:
  - estimates of proven probable and possible reserve quantities;
  - reserve potential;
  - business strategy;
  - acquisition opportunities;
  - estimates of future commodity prices;
  - amounts and types of capital expenditures and operating expenses;
  - expansion and growth of business and operations;
  - expansion and development trends of the coal industry;
  - production of coal reserves;
  - exploration prospects;
  - operating results and working capital; and
  - future methods and types of financing, including the financing described in this
Presentation.

SinoCoking
Legal Disclaimer, continued. . .

Forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guaranties of future performance and are subject to risks, uncertainties and assumptions. These factors include, but are not limited to risks described in detail in the section captioned “Risk Factors“ as set forth in any filings of SinoCoking with the Securities and Exchange Commission. Should any of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may differ materially from those included within the forward-looking statements. SinoCoking undertakes no obligation to publicly release the result of any revision to these forward-looking statements to reflect events or circumstances occurring after the date they are made or to reflect the occurrence of unanticipated events.
Industry and Market Data
The industry and market data appearing in this presentation are inherently estimates and are based upon third-party data, including information derived from SinoCoking’s own internal estimates. While SinoCoking believes that these data are reasonable, in some cases this data are based on estimates of SinoCoking or others and cannot be verified by
SinoCoking. Accordingly, prospective investors are cautioned not to place undue reliance on the industry and market data included in this Presentation.

SinoCoking
Legal Disclaimer, continued. . .
Financial Projections
The financial projections that appear in this Presentation are based upon the judgment of company management as of the date hereof.  These estimates and projections are based on assumptions which the company believes are reasonable as of the date hereof.  No assurances can be given, however, regarding the attainability of the projections or the reliability of the assumptions on which they are based.  Certain of the assumptions used inevitably will not materialize and unanticipated events will occur.  As a result, the actual results of the operations of the company will vary from the projections and the variations may be material.  In addition, in preparing the projections, the company had limited operating history on which to base its revenue and expense assumptions.  No independent auditors have examined, compiled or reviewed these projections in any manner and, accordingly, no independent auditor expresses an opinion or any other form of assurance on them.  This projected financial information was not prepared with a view toward complying with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections, nor is the projected financial information intended to be presented in a manner consistent with financial statements prepared in accordance with generally accepted accounting principles.

SinoCoking
Summary of Terms
Issuer	SinoCoking Coal and Coke Chemical Industries, Inc.
Offering Size	$20.0 Million USD
Securities
Units consisting of one (1) share of common stock, par value $0.001 (the “Common Stock”), and a warrant to purchase one-half (0.5) of one share at a purchase price of $12.00 per full share, with a 5 year life (“Unit”)

Pro Forma Ownership	Investors in the offering will in aggregate own approximately 18.5% of the Company (24.3% diluted)
Purchase Price	$6.00 Per Unit
Use of Proceeds	To fund the construction of a new coke manufacturing facility and fund associated working capital requirements in conjunction with borrowing from a proposed $44 million credit facility
Listing	NASDAQ: SCOK
Placement Agents	Madison Williams and Company LLC and Rodman & Renshaw, LLC
Target Close	March 2010
Registration	A registration statement covering the Common Stock sold in this Placement will be filed subsequent to the transaction’s closing

Dollars in 000's	FY 2009A	LTM (as of 9/30/09)	3 Months Ended 9/30/09	Projected FY 2010 [1]
Total Revenue	$51,396	$60,558	$18,129	$69,385
EBITDA	26,180	31,312	10,338	32,691
Net Income	16,968	20,534	6,547	19,288
Shares Outstanding [2]		14,709	14,709	14,709
Earnings Per Share [2]		1.40	0.45	1.31
Implied Equity Value (@ $6.00 per share) [2]		88,251		
Implied Earnings Multiple		4.3x		4.6x
Implied EBITDA Multiple		2.6x		2.5x

SinoCoking
Financial Snapshot

(1) PROJECTED for the fiscal year ending June 30, 2010.
(2) Reflects common shares sold in the February 5, 2010 reverse acquisition and $7 million private placement.

俄罗斯
蒙古
印度
中国
China

Pingdingshan

Production (tons)

Sales (tons)

SinoCoking
Company Overview
 SinoCoking is a vertically integrated producer and marketer of coal products, including coke, raw and washed coal, and chemical byproducts.
Coal Mine
 - Operates a coal mine located in Baofeng County, a
 part of Pingdingshan Prefecture south of the
 provincial capital of Zhengzhou
 - Mining rights to extract approximately 2.5 million tons
 of coal from Baofeng mine
Coal Washing Facility
 - Extracted coal is processed at SinoCoking’s coal-
 washing facility for washing and sorting
 - Washed coal is sold to customers as washed coal
 and portions of washed coal are used by SinoCoking
 to manufacture coke
Coking Facility
 - Produces and sells two types of coking coal
 (“coke”): metallurgical coke primarily used in steel
 manufacturing and chemical coke used mainly for
 synthesis gas production
Raw Coal
246,000
Coke
155,000
Washed Coal
244,000
Coal Tar
7,600
Coke
155,000
Raw Coal
73,000
Washed Coal
55,000
Coal Tar
7,600
Production and Sales (FY June 30, 2009)

SinoCoking
1996 - Founding. Mr. Jianhua Lv leaves Henan Province Pingdingshan Coal Group to start Hongli using his own capital.
 ▪ Trader / Distributor of coal products
 ▪ Acquisition of coal washing facility
2002 - Acquisition of the Baofeng Coking Factory. Hongli acquires the Baofeng Coking Factory to begin coke manufacturing.
2007 - Establishment of Baofeng Hongchang Coal. A subsidiary of Hongli that would operate SinoCoking’s mining operations.
2008 - Establishment of Top Favour Limited (BVI) Holding Company.
 ▪ Top Favour established as a British Virgin Islands holding company, which through its wholly owned subsidiary Pingdingshan
 Hongyuan Energy Science and Technology Development Co., Ltd. (“Hongyuan”), controls Henan Pingdingshan Hongli Coal & Coke
 Co., Ltd. (“Hongli”).
2009 - Establishment of WFOE. Hongyuan, a subsidiary of Top Favour is approved as a wholly-owned foreign entity.
 ▪ Top Favour enters into a share exchange agreement with Ableauctions.com, Inc., a Florida corporation listed on the NYSE American
 Stock Exchange, whereby Top Favour will become a wholly owned subsidiary of Ableauctions.com Inc. in exchange for a majority of the equity ownership of the pro forma combined entity.
 ▪ On December 30, 2009, the Ableauctions.com shareholders formally voted to approve the share exchange transaction.
2010 - Completion of Going-Public Transaction and Initial Private Placement.
 ▪ Completed reverse takeover with Ableauctions.com
 ▪ Closed $7 million private placement financing with high net worth investors
 ▪ Symbol on NASDAQ Capital Market is SCOK
 ▪ Pursuit of plans for construction of new coking facility
 ▪ Announced preliminary plans to consolidate ten (10) smaller mining companies in the Pingdingshan / Baofeng county area
SinoCoking Corporate History

SinoCoking
Management Team - Officers
Name	Title	Age	Current & Previous Experience
Jianhua Lv	Founder, CEO and Chairman	41
• Executive Director and Chairman of Hongli since 1996, when he founded the company
• From 1989 to 1996 Mr. Lv held a number of positions at the Henan Province
 Pingdingshan Coal Group, where he has developed many years of experience in the coal and coking industries
• Standing committee member of the Chinese People’s Political Consultative Conference
 of Baofeng, Henan Province

Liuchang Yang	Director and Vice President	54
• Served as a Director of Hongli since 2003, and as its Vice Chairman since January
 2006
• Held various offices at the Company’s predecessors from 1983 to 2005, including secretary, deputy director, director and general manager of human resources

Zan (Sam) Wu	Chief Financial Officer	32
• Chief Financial Officer of Hongli since July 2009
• Chief representative of Global American, Inc. from 2006 - 2009
• Assistant manager and financial manager at Domino Scientific Equipment Ltd. from
 2004 - 2006

Hui Zheng	Vice Manager of Human Resources	37	• Manager of Human Resources at Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (SinoCoking) since 2006

SinoCoking
Management Team - Board of Directors
Name	Title	Age	Current & Previous Experience
Jianhua Lv	Founder, CEO and Chairman	41	See previous page
Liuchang Yang	Director and Vice President	54
• Served as a Director of Hongli since 2003, and as its Vice Chairman since January 2006
• Held various offices at the Company’s predecessors from 1983 to 2005, including secretary, deputy director, director and general manager of human resources

Hui Zheng	Vice Manager of Human Resources	37	• Manager of Human Resources at Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (SinoCoking) since 2006
Hui Huang	Director	42
• CEO of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company
• Served as Director of Sales and Administration, and as Director of the Economics and Technology
 Cooperation Center of the Pingdingshan Coal Group
• Vice-Director of the Henan Institute of Coal

Yushan Jiang	Director	55
• CEO of the Pingdingshan Coal Group Shoushan Coking Co., Ltd
• Served as the CEO of the Pingdingshan Coal Group Shoushan Coking Co., Ltd. since February 2007
• Vice-Director and member of the Coking Committee of the Henan Province Metals Association
• Vice-Secretary of the Henan Province Institute of Coal & Coke

Jin Yao	Director	61
• Vice-Chairman of the China Division of the Asia Pacific CEO Association
• Vice-Chairman of the China Division of the Asia Pacific CEO Association since 2003
• Served as General Manager at the Beijing Gaoping Technology Development Company from 1989 to 2003

Haoyi Zhang	Director	36
• CFO of Henan Pinggao Electricity Ltd. (Shanghai Stock Exchange: 600312), an A-share public company
• Served in Auditing and Finance positions for private and state-owned enterprises
• Designated to serve as audit committee chairman and audit committee financial expert

Onsite power plant
Sold to state-owned grid
Excess electricity
Light
Gases
Purchased washed coal
Condenser
Coal Tar
Sold to customers
Baofeng County
Coke gas
Coal blending
Coking Process
Sold to customers
Purchased raw coal
Metallurgical & chemical coke via private rail lines
Baofeng County
Brokered raw coal
Sold to customers
Coal washing water jig
Washed coal
Hangzhuang Village
Sold to customers
Mined coal
Zhaozhuang Village
Washed coal slurry
Sold to customers

SinoCoking
Operational Overview - Vertical Integration
Coal Mining and
Open Market
Purchases
Coal Washing and Processing
Coking
Process
Customers

Raw Coal Production Volume (in tons)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
2006
2007
2008
2009
2010P
2011P
2012P
2013P

SinoCoking
Company Operations - Coal Mining
 Extraction
 SinoCoking operates an underground coal mine

 • Permitted to extract 2.5 million tons of coal from the Baofeng mine
 • FY 2009, extracted 246,000 tons using the “room and pillar” method
 • Coal extracted is bituminous coal
 • Approximately 8% typically possesses properties that meet the requirements for coking coal
 The coal extracted from the mine generally has a sulfur content of less than 0.6% and energy content of 5,200-6,200 kcal/kg
 The extracted coal is transported to SinoCoking’s plant located two miles from the mine site and processed at the Company’s coal-washing facility
 Trading
 Given management’s expertise, the Company also engages in
 coal trading for profit.
 • SinoCoking brokers coal from small independent mine operators in its surrounding areas
 • If purchased coal meets requirements for coking, SinoCoking will generally use it to produce coke; otherwise, it holds and sells the coal when market conditions are favorable

Washed Coal Production Volume (in tons)
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
2006
2007
2008
2009
2010P
2011P
2012P
2013P

SinoCoking
Company Operations - Coal Washing
Coal Washing and Processing
The coal washing facility at the current plant site is capable of processing up to 750,000 tons of coal per year
Coal is washed through a water-based jig washing process
Sorting machines that can process up to 600 tons of coal per hour sort the washed coal according to size
Approximately 1.33 - 1.38 tons of raw coal generally yields
one ton of washed coal
The bulk of the washed coal currently produced is reserved
for SinoCoking’s coking plant, although on occasion
SinoCoking will sell washed coal on the open market if prices are favorable
Coal-washing process produces two byproducts:
 • “Medium” coal, a PRC coal industry classification, is coal that does not have sufficient thermal value for coking, and is mixed with raw coal and even coal slurries, and sold for home and industrial heating purposes; and
 • Coal slurries are the castoffs and debris from the washing process. Coal slurries can be used as a fuel with low thermal value, and are sold “as is” or mixed with “medium” coal

SinoCoking
Company Operations -
Coke Manufacturing; Current Facility
Current Coking Facility
 • The Company produces two type of coke: metallurgical coke and chemical coke
 • SinoCoking’s metallurgical coke has typical characteristics of 85% fixed carbon, less than 12% ash, less than 1.9% volatile matter and less than 0.7% sulfur
 • The Company’s chemical coke has typical characteristics of more than 80% fixed carbon, less than 18%
 ash, less than 3% volatile matter and less than 0.8% sulfur
 • Coke is produced onsite from a series of three parallel WG-86 Type coke ovens
 • Current facility can only use raw coal with a G-index of 75 or higher (current price RMB 1300 / ton)
 • An annual capacity of 250,000 tons
 • By-products include coal tar and coal gas which powers a turbine in an adjacent power plant to provide electricity for the Company’s operations
 • 4.5km rail facility that connects into the national railway

Existing and New Coke Production Volume (in tons)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2006
2007
2008
2009
2010P
2011P
2012P
2013P
Existing Facility
New Facility

SinoCoking
Company Operations -
Coke Manufacturing; Planned New Facility
New Coking Facility (projections)
 • Plans to complete construction and start production by the first calendar quarter of 2011, assuming sufficient capital for construction (approximately $65 million in incremental capital) available by March 2010
 • Expected theoretical production capacity of 900,000 tons of coke per year; practical capacity of 850,000 tons
 • New coking factory will be equipped with new technologies that make it capable of processing inferior washed coal
 (with G-index as low as 45, currently priced at RMB 600 / ton) that can be acquired from third-parties
 • New factory will produce other coal byproducts including crude benzol, sulfur and ammonium sulfate
 • Plan to sell excess coal gas to local government for use in residential grid - this opportunity is not in the projections and could be a substantial revenue addition

SinoCoking
Sales & Marketing
Product	Distribution
Coke
• Sold to distributors and the state-owned trading company Wu Han Tie Ying Trading Corporation
• Non-binding annual letters of intent that set forth current year supply quantities, suggested pricing, and monthly delivery schedules.

Raw Coal	• Primarily sold to distributors who then resell to power plants • Per purchase order basis; payment on delivery or prepay
Washed Coal	• Primarily sold to a trading company who then resells to Wu Han Tie Ying Trading Corporation
Coal Tar	• Sold to traders who resell to end users • Pre-purchase order basis; payment on delivery or prepay
Coal Gas	• SinoCoking plans to sell the coal gas from the new coking factory to the local government
Coal byproducts sales	• Sold to trading companies who resell to end users
Customers
Four customers collectively accounted for 65 percent of SinoCoking’s total revenue in fiscal year 2009
 • Wu Han Tie Ying Trade Ltd, 29% of total sales
 • Hu Nan Lou Di Zhong Yuan Trade Ltd, 13% of total sales
 • Wu Han Zheng Tong Industrial Trade Ltd, 12% of total sales
 • Heng Yang Shi Guan Xiang Material Ltd, 11% of total sales

Product Distribution

SinoCoking
Growth Strategy
Current coking customer demand significantly exceeds SinoCoking’s current production capacity.
SinoCoking plans to build a new state-of-the-art coking facility to expand production and widen its product line, which if completed as planned, would increase coke production capacity from 350,000 tons to an estimated 1,200,000 tons per year.
New Facility - Projected Timeline
 • Broke ground on this project recently and is using its internal resources to fund its initial development
 • In summer 2009, SinoCoking ordered capital equipment with prepayment of USD $4.4 million
 • Plans to acquire zoned land use rights for USD $22 million
 • Spring 2010 - plans to commence construction of facility
 • Facility expected to begin production in Q1 2011 (1)
New facility would allow SinoCoking the opportunity to expand into other coal-related products including:
 • Crude benzol
 • Sulfur
 • Ammonium sulfate
 • Increase coal tar production
SinoCoking plans to continue to integrate vertically to improve margins
(1) Contingent on financing.

SinoCoking
Macroeconomic Drivers
Chinese economy expected to grow at 9% annually next 5 years
 • Economy has grown over 10% annually over the last thirty years
 • Hundreds of millions of Chinese creating a newly emergent middle class expected to drive consumption in the next decade
Steel demand in China expected to grow at 10% annually next 5 years
 • Expected Chinese steel production of 600 million metric tons in 2016 (1)
 • Continued investment in construction, infrastructure, and growing automobile demand will underpin steel demand
Demand for coke should follow steel demand growth
 • Metallurgical coke is a major input into the steel production process
 • Estimated consumption of coke per year in China is approximately 4.5 billion tons
 • China is the largest producer and consumer of coking coal in the world
Possible coke supply shortage from government leading consolidation of small sized mines
 • Provincial governments, notably in Shanxi and Henan, are promoting consolidation of smaller mines
 • Larger operators are expected to be more efficient, environmentally responsible, and safety conscious
(1) Wall Street Journal as of 1/11/2010.

SinoCoking
Company Specific Drivers
 Experienced Leadership with Demonstrated Profitability
 ▪ Mr. Lv successfully bootstrapped his coal mining business, taking an underperforming company and creating a vertically-
 integrated, profitable regional player that is well-regarded by the local and provincial governments
 ▪ Despite the challenging economic environment, SinoCoking remained profitable in 2009 and is well-positioned for 2010
 ▪ Capital will allow the Company to build a new facility, diversify its product mix, use lower quality coal as an input in the coke manufacturing process, and improve its margins
 Significant Organic Growth with Scalable Business Model
 ▪ Coke demand continues to outstrip supply
 ▪ Vertical integration allows for profitable expansion and flexible product mix
 ▪ Scale creates more opportunity for acquisitions and an increased ability to access capital
 Consolidation opportunity
 ▪ Provincial government has issued guidelines to encourage the consolidation of the local coal industry
 ▪ As a U.S. listed public company, the company has access to capital that privately owned competition does not (no comparable-sized entity in the U.S. or Asian capital markets)
 Strong Regional and National Relationships
 ▪ Several prominent regional coal executives on its board
 ▪ Strong provincial and national government relationships

SinoCoking
Consolidation Opportunity
 Henan Provincial & Coal Markets
 ▪ Henan Province produced 235 million tons of coal in 2009, approximately 8.5% of China’s total production making it China’s second most prolific coal region
 ▪ Henan’s coke production in 2008 totaled 19.5 million tons
 ▪ Henan has five major coal producing regions: Pingdingshan, Jiaozuo, Hebi, Yima, and Zhengzhou
 ▪ The market is highly fragmented with several large state-owned coal groups and hundreds of smaller producers
 Government Backed Consolidation
 ▪ Henan provincial authorities are pushing consolidation of a the coal industry with a preference for vertically integrated producers that capture the most economic benefit from the resources and do so with worker safety and environmental considerations
 ▪ Similar to Shanxi consolidation (which reduced the number of operators by 60%), but 24 months later
 ▪ Developing the coal chemical industry is a key provincial focus for Henan, thus a preference for vertically integrated coal producers than can capture chemical by-products
 ▪ In February 2010, provincial authorities issued the following consolidation guidelines:
 ▪ Mines producing under 150,000 tons and with less than 1,000,000 tons of reserves will be shut down by year end
 ▪ Only four types of companies can be consolidators: state-owned coal groups, power companies, chemical companies and vertically integrated coal companies that are listed on major stock exchanges
 ▪ Provincial government is planning on reducing total mines in the Pingdingshan area to 40 from 140
 ▪ Under the provincial consolidation guidelines, smaller private companies must pursue mergers or they will be shut down by default

SinoCoking

Financial Review

$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$11,039
$30,079
$58,623
$51,396
$18,129
$69,385
2006A
2007A
2008A
2009A
Q1 '10
2010E

* The Company's fiscal year ends June 30.

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($2,092)
$3,519
$30,227
$26,180
$10,338
$32,691
2006A
2007A
2008A
2009A
Q1 '10
2010E

SinoCoking
Revenues and EBITDA
Revenues: 2006A - 2010E
EBITDA: 2006A - 2010E
($ in 000’s)
 ▪ SinoCoking acquired its coking factory from the Baofeng County Coking Factory, a state-owned enterprise, in
 2005
 ▪ Since that time, SinoCoking ramped up its coke production through a series of equipment improvements and upgrades
 ▪ Revenues increased from $11 million for the year ended June 30, 2006 to $30 million for the year ended June 30,
 2007, representing an increase of 172%
 ▪ In 2008, revenues increased 95% compared to 2007, resulting from rapidly rising market prices for coal and coke
 ▪ Revenues decreased slightly in 2009 caused primarily by a decline in market prices for coke and softening demand for coke by steel producers, offset by increases in raw and washed coal prices

For Year Ending June 30,				LTM	Fiscal
	2006	2007	2008	2009	9/30/2009	2010E
Total Revenue	$11,039	$30,079	$58,623	$51,396	$60,558	$69,385
Direct Cost of Sales	8,555	22,179	27,751	27,523	32,239	40,968
Gross Profit	2,484	7,899	30,872	23,873	28,319	28,417
Operating Expenses						
Selling Expenses	1,663	1,613	1,632	733	702	781
General & Admin Expenses	2,858	2,717	2,270	1,767	1,555	1,565
Other Expenses	55	49	137	85	85	114
Depreciation	0	0	0	75	92	111
Amortization	0	0	0	64	45	0
Total Operating Expenses	4,576	4,380	4,038	2,584	2,339	2,571
Operating Income	(2,092)	3,519	26,834	21,289	25,979	25,847
Net Interest Expense	478	751	1,123	829	875	212
Net Income Before Income Tax	(2,570)	2,769	25,711	20,460	25,104	25,635
Provision for income tax	325	2,166	8,046	3,492	4,570	6,347
Net Income	**($2,895)**	**$603**	**$17,665**	**$16,968**	**$20,534**	**$19,288**
EBITDA Reconciliation:						
Interest	478	751	1,123	829	707	212
Income Tax	325	2,166	8,046	3,492	4,570	6,347
Depreciation (Total)	-	-	1,260	2,013	2,214	2,851
Amortization (Total)	-	-	2,134	2,877	3,287	3,994
EBITDA	**($2,092)**	**$3,519**	**$30,227**	**$26,180**	**$31,312**	**$32,691**
Gross Margin	*22.5%*	*26.3%*	*52.7%*	*46.4%*	*46.8%*	*41.0%*
Net Margin	*NM*	*2.0%*	*30.1%*	*33.0%*	*33.9%*	*27.8%*
EBITDA Margin	*NM*	*11.7%*	*51.6%*	*50.9%*	*51.7%*	*47.1%*
CAPEX and Purchases of Mining Rights	-	-	-	$12,042	$15,155	$72,328

SinoCoking
GAAP Income Statements
($ in 000’s)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.8%
78.0%
3.9%
12.3%
4.9%
79.2%
9.7%
6.2%
5.1%
94.0%
2.3%
59.4%
12.7%
9.2%
1.4%
31.5%
38.8%
28.3%
FY 2006
FY 2007
FY 2008
FY 2009
Q1 '10
Raw Coal Revenue
Washed Coal Revenue
Coke Revenue
Coal Tar Revenue

SinoCoking
Historical Revenue Breakdown
Raw Coal │  Washed Coal │ Coke │ Coal Tar
 SinoCoking Optimizes Product Mix for Profit Potential
 ▪ 2008 saw record coke prices
 ▪ 2009 price reversion - management responded by selling less coke and finding profit opportunities in supply /
 trading of new washed coal

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
500
400
300
200
100
0
210
328
0
440
52,578
44,626
72,923
2006A
2007A
2008A
2009A
Volume (in tons)
Avg Unit Price (RMB/ton)

SinoCoking
Historical Volumes and Pricing: Raw Coal
Raw Coal

60,000
50,000
40,000
30,000
20,000
10,000
-
900
800
700
600
500
400
300
200
100
0
516
500
625
806
6,645
45,734
1,860
55,360
2006A
2007A
2008A
2009A
Volume (in tons)
Avg Unit Price (RMB/ton)

SinoCoking
Historical Volumes and Pricing: Washed Coal
Washed Coal

250,000
200,000
150,000
100,000
50,000
-
2,000
1,750
1,500
1,250
1,000
750
500
250
0
976
1,241
1,808
1,348
71,159
152,049
225,779
154,631
2006A
2007A
2008A
2009A
Volume (in tons)
Avg Unit Price (RMB/ton)

SinoCoking
Historical Volumes and Pricing: Coke
Coke

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$69,385
$133,303
$259,330
$267,956
2010
2011
2012
2013

$100,000
$75,000
$50,000
$25,000
$0
$32,691
$43,367
$74,351
$75,682
2010
2011
2012
2013

SinoCoking
Projected Revenues and EBITDA
Revenues: 2010E - 2013E
EBITDA: 2010E - 2013E
($ in 000’s)
 ▪ SinoCoking’s overall revenue is expected to increase by 35.0%, for fiscal 2010, as construction of the new plant begins but will have no revenue impact in such year
 ▪ From 2010 to 2011, after completion of the new plant, revenues are expected to increase by 92.1%, and then double from 2011 to 2012
 ▪ Thereafter, SinoCoking expects relatively modest increases in coke volume, as market conditions dictate
 ▪ These increases year to year are expected to be driven by increases in sales volumes of coke, raw coal and coal tar
 ▪ The Company’s projections assume EBITDA margins decline relative to recent results due to a greater proportion of more expensive, third-party washed coal used as feedstock for its coking operations than presently occurs
New coking facility expected to be completed in FY 2011

100%
80%
60%
40%
20%
0%
10.1%
2.3%
48.4%
16.8%
22.5%
6.8%
3.1%
68.4%
8.1%
11.8%
3.4%
3.6%
79.8%
4.1%
6.1%
3.3%
3.6%
80.2%
4.0%
5.9%
FY 2010
FY 2011
FY 2012
FY 2013
Raw Coal Revenue
Washed Coal Revenue
Coke Revenue
Coal Tar Revenue
Coal Washing By-Product Revenue

SinoCoking
Projected Revenue Breakdown

1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2,000
1,750
1,500
1,250
1,000
750
500
250
0
1,438
1,453
1,453
1,453
159,297
428,190
972,191
009,57
2010P
2011P
2012P
2013P

97,000
96,500
96,000
95,500
95,000
94,500
94,000
93,500
93,000
1,000
750
500
250
0
823
769
769
769
96,701
95,734
95,137
94,543
2010P
2011P
2012P
2013P

Raw Coal

232,000
231,000
230,000
229,000
228,000
227,000
226,000
225,000
224,000
223,000
600
500
400
300
200
100
0
470
470
470
470
226,304
228,567
229,999
231,438
2010P
2011P
2012P
2013P

Volume (in tons) Avg Unit Price (RMB/ton)

SinoCoking
Coke, Raw Coal and Washed Coal
Coke
Washed Coal

September 30, 2009	
	Actual	As Adjusted
Cash	$876	$27,961
Short-Term Loan	1,584	1,582
Project Loan*	-	-
Shareholders Equity	41,816	68,901

SinoCoking
Selected Balance Sheet Items
Capital Structure
($ in 000’s)
Note: Assumes an equity raise of up to $20 million and includes the February 5th, 2010 closed private placement of $7 million
* The Company expects to receive a project loan from a local bank in Pingdingshan in the amount of RMB 300 million ($USD 44 million)

(Shares in 000's) Current Owner	% Ownership Prior to Financing	Pro Forma Basic Shares	Pro Forma Basic Ownership	Pro Forma Total Share Equivalents	Pro Forma Total Share Ownership
Honour Express Limited, a BVI Company	51.03%	6,694	37.10%	6,694	32.53%
Liuchang Yang	4.38%	575	3.18%	575	2.79%
Ruiyun Li	6.96%	913	5.06%	913	4.44%
Other shareholders		4,936	27.36%	4,936	23.99%
Original Sino Coking Shareholders		13,118	72.71%	13,118	63.75%
Original Ableauctions Shareholders		410	2.27%	463	2.25%
New Investors - First Close (1) (2) (3)		1,181	6.55%	1,771	8.61%
New Investors Assuming $20 million Raise (2) (3)		3,333	18.48%	5,000	24.30%
Warrants to Placement Agents				226	1.10%
Total	**100.0%**	**18,042**	**100.00%**	**20,578**	**100.00%**

(1) Reflects common shares sold in the 2/5/10 private placement of $7 million.

(2) Assumed offering price of $6.00 per unit.

(3) Assumed w arrant exercise price of $12.00 per share.

SinoCoking

Capital Structure

(USD 000's, except per share data)

		Sino Coking Coke and Coal Chemical (SCOK)			
		Pre-Money - Basic		Post-Money - Basic	
Offering Amount				$	20,000
Stock Price		$	6.00	$	6.00
Shares Outstanding					
Current [(1)]			14,709		14,709
Newly Issued					3,333
Pro Forma Shares Outstanding			14,709		18,042
Market Capitalization		**$**	**88,251**	**$**	**108,251**
Cash Balance					
Current			$7,085	$	7,085
Net proceeds from offering			-		18,800
Total Cash			7,085		25,885
Existing Debt			-		-
Total Debt			-		-
Enterprise Value		**$**	**81,166**	**$**	**82,366**
	Statistic				
Earning Multiples					
LTM	$20,534		**4.3x**		**5.3x**
2010	19,308		**4.6x**		**5.6x**
2011	24,733		**3.6x**		**4.4x**
	Statistic				
EBITDA Multiples					
LTM	$31,312		**2.6x**		**2.6x**
2010	32,691		**2.5x**		**2.5x**
2011	43,367		**1.9x**		**1.9x**

(1) Current includes shares issued in the February 5, 2010 $7 million private placement.

SinoCoking

Valuation Table

Implied Valuation Based on Peer Trading Multiples
Australia/Asia ex. China Coal Companies
$9.78
$18.15
U.S. Coal Companies
$8.38
$27.93
U.S. Listed Chinese Micro-Cap Coal Companies
$6.98
$16.76
Mid-Cap Chinese Coal Companies
$22.34
$37.70
Large International Chinese Coal Companies
$16.76
$34.91
Intrinsic Value (Discounted Cash Flow)
Status Quo
$6.05
$9.90
Expansion Case
$7.53
$15.21
$0.00
$6.00
$12.00
$18.00
$24.00
$30.00
$36.00
$42.00

SinoCoking
Valuation Analysis
Valuation Range
7.0x - 13.0x
6.0x - 20.0x
5.0x - 12.0x
16.0x - 27.0x
12.0x - 25.0x